SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 April 13, 2004

                                 _______________


                               WEST COAST BANCORP
               (Exact name of registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

                                     0-10997
                                (SEC File Number)

                                   93-0810577
                        (IRS Employer Identification No.)

         5335 Meadows Road, Suite 201
         Lake Oswego, Oregon                                 97035
         (Address of principal executive offices)           (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 684-0884

Item 12.  Results of Operations and Financial Condition.

      On April 13, 2004, West Coast Bancorp (the "Company") announced its financial results for the first quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

      Exhibits

      99.1 Press release dated April 13, 2004, with respect to the Company's financial results for the quarter ended March 31, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   WEST COAST BANCORP


Dated:  April 13, 2004             By: /s/ Richard R. Rasmussen
                                       -----------------------------------------
                                       Richard R. Rasmussen
                                       Executive Vice President, General Counsel
                                       and Secretary